SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement               [ ]  Confidential, for Use of
                                                        the Commission Only  (as
                                                        permitted by Rule
                                                        14a-6(e)(2))
[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                              Siboney Corporation
                (Name of Registrant as Specified in Its Charter)

      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1)    Title to each class of securities to which transaction applies:

         2)    Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4)    Proposed maximum aggregate value of transaction:

         5)    Total fee paid:


[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)    Amount Previously Paid:

         2)    Form, Schedule or Registration Statement No.:

         3)    Filing Party:

         4)    Date Filed:

                               SIBONEY CORPORATION
                        34 N. Brentwood Blvd., Suite 211
                                 P.O. Box 16184
                            St. Louis, Missouri 63105
                               -------------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 16, 2000

NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders of SIBONEY CORPORATION will be held at The Daniele Hotel, 216 N. Meramec Avenue, St. Louis, Missouri 63105 on Tuesday, May 16, 2000, at 11:00 a.m., for the following purposes:

         1.       to elect a board of five directors;

         2.       to  consider an  amendment  of the  Siboney  Corporation  1997
                  Incentive   Stock  Option  Plan  as  described  in  the  proxy
                  statement; and

         3. to transact such other business as may properly come before the meeting or any adjournment thereof.

Stockholders  of  record  at the close of  business  on March  30,  2000 will be entitled to vote at the meeting. A copy of the Annual Report for 1999 accompanies this notice.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            Rebecca M. Braddock, Secretary


WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT YOUR SHARES MAY BE REPRESENTED AND VOTED AT THE MEETING.

                                PROXY STATEMENT

                            SOLICITATION OF PROXIES

         The enclosed proxy is solicited by the Board of Directors of SIBONEY CORPORATION (the "Company"), for use at the annual meeting of the Company's stockholders to be held at The Daniele Hotel, 216 N. Meramec Avenue, St. Louis, Missouri 63105 on May 16, 2000, at 11:00 a.m. and at any adjournment thereof. Whether or not you expect to attend the meeting in person, please return your marked and executed proxy so that your shares will be voted in accordance with your wishes. The first mailing of proxies to stockholders will occur on or about April 12, 2000.

                             REVOCABILITY OF PROXY

         If, after sending in your proxy, you decide to vote in person or desire to revoke your proxy for any other reason, you may do so by notifying the Secretary of the Company in writing of such revocation at any time prior to the voting of the proxy.

                                  RECORD DATE

         Stockholders of record at the close of business on March 30, 2000, will be entitled to vote at the meeting.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         On March 30, 2000, there were 16,529,844 shares of common stock, of the par value of $.10 per share ("common stock"), outstanding and entitled to vote. Each share is entitled to one vote. A majority of the outstanding shares present in person or by proxy will constitute a quorum at the meeting. Under applicable law, the vote required for the election of directors is a plurality of all votes cast at a meeting at which a quorum is present. A vote on the amendment of the Siboney Corporation 1997 Incentive Stock Option Plan or any other matter properly brought before the meeting requires the affirmative vote of a majority of the shares of common stock present in person or represented at the meeting by proxy and entitled to vote on the proposal. Abstentions from voting on the election of directors will operate as neither a vote for nor a vote against any or all nominees for directors. Abstentions from voting on any other proposal properly brought before the meeting effectively will operate as a vote against such proposal. Shares represented by broker non-votes will not be counted in determining the number of shares necessary for approval of a proposal, although they will be counted for purposes of determining whether there is a quorum.

         As of March 30, 2000, the following person was known to the Company who may be deemed to be the beneficial owner of more than 5% of the common stock:

                                    Title of        Amount and             % of
    Name and Address                 Class      Nature of Ownership       Class
    ----------------------------------------------------------------------------
    Timothy J. Tegeler               Common        2,877,631(1)           17.20%
    34 N. Brentwood Blvd., Suite 211
    St. Louis, Missouri 63105

     (1) Includes 10,000 shares owned by members of Mr. Tegeler's family, 1,456,000 shares (8.81%) held by two trusts, of which Mr. Tegeler is a trustee together with Mercantile Trust Company of St. Louis, Missouri, and 447,500 shares (2.71%) held by the Tegeler Foundation, of which Mr. Tegeler is a trustee. Also includes 200,000 shares of which are the subject of currently exercisable options.

         To the knowledge of the Company, no person beneficially owns more than 5% of the Company's voting securities, other than the shares beneficially owned by Mr. Tegeler set forth above.

                         ACTION TO BE TAKEN UNDER PROXY

         Unless otherwise directed by the giver of the proxy, the persons named in the enclosed form of proxy, to wit, Timothy J. Tegeler and Rebecca M. Braddock, or the one of them who acts, will vote:

         (1) FOR the election of the five persons named herein as nominees for directors of the Company to hold office for one year and until their successors have been duly elected and qualify;

         (2) FOR amendment of the Siboney Corporation 1997 Incentive Stock Option Plan as described herein; and

         (3) according to their judgment on the transaction of such other business as may properly come before the meeting or any adjournment thereof.

         Should any nominee named herein for election as a director become unavailable for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in his stead as may be designated by the Board of Directors. The Board of Directors is not aware of any reason that might cause any nominee to be unavailable.

                       PROPOSAL 1-- ELECTION OF DIRECTORS
                        INFORMATION CONCERNING NOMINEES

         The following table indicates the names, ages, principal occupations and five-year employment histories of nominees for directors of the Company, the periods during which they have served as directors of the Company, the number of shares and percentage of the common stock of the Company beneficially owned by each nominee as of March 30, 2000, and the nature of such ownership, as well as the number of shares and percentage of common stock beneficially owned by all directors and officers as a group. The table also indicates directorships held by each nominee in companies with a class of securities registered under or subject to the requirements of the Securities Exchange Act of 1934 and companies registered as investment companies under the Investment Company Act of 1940.

                                                             Amount and Nature
                           Principal Occupation              of Beneficial
Name of Director (Age)     or Employment During             Ownership of Shares
and Term as Director       the Past Five Years                (% of Class)
--------------------------------------------------------------------------------

Rebecca M. Braddock (46)   Vice President, Secretary &            412,000 (6)
  1985 to Present          Treasurer Siboney Corporation           (2.46%)
                           St. Louis, Missouri (1)

Alan G. Johnson (65)      Senior Vice President Strategic         400,000 (6)
  1987 to Present         Planning and Corporate Growth,           (2.39%)
                          K-V Pharmaceutical Company, St.
                          Louis, Missouri, since October 1999;
                          prior thereto, Chairman of the Board
                          and Chief Executive Officer, Johnson
                          Research & Capital Incorporated, St.
                          Louis, Missouri, since January 1999.
                          Prior thereto, member of Gallop, Johnson
                          & Neuman, L.C. attorneys-at-law, St.
                          Louis, Missouri, from 1976 through 1998.
                          Director of K-V Pharmaceutical Company.

Thomas G. Keeton (44)     President of Woodridge Business         524,076 (5)(6)
  1985 to Present         Institute, a business school,            (3.13%)
                          Salisbury, Maryland (2)

Ernest R. Marx (49)       Executive Vice President, Siboney       260,000 (6)
  1996 to Present         Corporation, St. Louis, Missouri,        (1.55%)
                          since September 1995; prior thereto,
                          President of Play Bac Publishing USA,
                          an international trade publisher,
                          St. Louis, Missouri

Timothy J. Tegeler (58)   Chairman of the Board, President      2,877,631 (4)(6)
  1979 to Present         and Chief Executive Officer, Siboney    (17.20%)
                          Corporation, St. Louis, Missouri.
                          Investment executive with Century
                          Securities, Inc., an investment
                          securities firm, since February 1993 (3)


All Directors and Officers                                      4,473,707 (4)(6)
  as a group (5 persons)                                          (25.43%)


     (1) Ms. Braddock is also an Administrator for the Tegeler Foundation, St. Louis, Missouri.

     (2) Mr. Keeton has been the sole Director, President and Chief Executive Officer of Siboney Communications, Inc., a wholly owned subsidiary, from September 1985 to the present.

     (3) Mr. Tegeler is also the Managing Trustee of the Tegeler Foundation, St. Louis, Missouri.

     (4) Includes the shares set forth in footnote (1) to the table under "Voting Securities and Principal Holders Thereof."

     (5) Includes 10,000 shares owned by Mr. Keeton as custodian for a minor child.

     (6)    Includes the following shares subject to fully exercisable options:

                                                              Shares Subject
             Name of Director/Officer                           to Options
             ------------------------                         --------------
             Rebecca M. Braddock                                200,000

             Alan G. Johnson                                    200,000

             Thomas G. Keeton                                   200,000

             Ernest R. Marx                                     260,000

             Timothy J. Tegeler                                 200,000


         The Board of Directors held one meeting during 1999. The Company has no separate audit committee, compensation committee, nominating committee or other committee performing similar functions.

                   INFORMATION CONCERNING EXECUTIVE OFFICERS

         The executive  officers of the Company are Timothy J. Tegeler,  Rebecca
M. Braddock and Ernest R. Marx. Mr. Tegeler has served as President and Chief Executive Officer of the Company since 1985 and as Chairman of the Board since 1987. Ms. Braddock has served as Secretary of the Company since 1985 and as Vice President and Treasurer since 1987. Mr. Marx has served as Executive Vice President of the Company since September 1995, as a Director of Siboney Learning Group, Inc., a wholly owned subsidiary of the Company since October 1995 and as President of Siboney Learning Group since August 1996.

         Each of the executive officers serves at the discretion of the Board of Directors of the Company.

                             EXECUTIVE COMPENSATION

         The following table reflects compensation paid or payable for fiscal years 1999, 1998 and 1997 with respect to the Company's chief executive officer and its other executive officers whose fiscal 1999 salaries and bonuses combined exceeded $100,000 in each instance.

                           Summary Compensation Table


                               Annual Compensation



Name and Principal                                                 All Other
Position                   Year    Salary ($)      Bonus ($)    Compensation ($)
------------------         ----    ----------      ---------    ----------------

TIMOTHY J. TEGELER         1999       67,400         1,717         5,899(1)
President and Chief        1998       62,400           338         3,765(1)
Executive Officer          1997       62,400         4,332         3,306(1)


ERNEST R. MARX             1999      168,000        33,452         8,056(1)
Executive Vice             1998      120,000        30,610         3,767(1)
President                  1997      120,000        31,089         1,926(1)


     (1) Contributions made by the Company in accordance with the Siboney Corporation 401(k) Plan.


                        INFORMATION AS TO STOCK OPTIONS

         The following table lists the value of options held as of the end of fiscal 1999 by the persons listed in the Summary Compensation Table.


                    AGGREGATED OPTION/SAR EXERCISES IN LAST
               FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

                                                     Number of securities          Value of
                                                   underlying unexercised    unexercised in-the-
                                                   options/SARs at fiscal    money options/SARs
                                                        year-end (#)          at fiscal year-end ($)
                                                   ----------------------    -----------------------
                         Shares
                      acquired on    Value             Exercisable/            Exercisable/
Name                  exercise (#)   Realized ($)      unexercisable           unexercisable
----                  ------------   ------------      -------------           -------------

TIMOTHY J. TEGELER        0              0               200,000/0             $15,250/0

ERNEST R. MARX            0              0               260,000/90,000        $13,600/$6,900


                           TRANSACTIONS WITH ISSUER AND OTHERS

         Prior to January 1999, Alan G. Johnson, a nominee for reelection as a Director, was a member of the law firm of Gallop, Johnson & Neuman, L.C., which has been the Company's general counsel since August 1985 and is expected to provide legal services to the Company in the future.

                 PROPOSAL 2 - APPROVAL OF AMENDMENT TO SIBONEY
                  CORPORATION 1997 INCENTIVE STOCK OPTION PLAN

         In 1997, the Board of Directors of the Company adopted, and the Shareholders approved, the Siboney Corporation 1997 Incentive Stock Option Plan ("Plan"). The Plan is intended to provide additional incentive to valued and trusted employees of the Company by encouraging them to acquire shares of the Company's common stock and thereby increase the interest of such employees in the business of the Company and provide them with an increased personal interest in the success of the Company. All employees of the Company, including members of the Board of Directors who are employees, are eligible to receive options under the Plan.

         Options may be granted under the Plan until March 2, 2007. The Plan is administered by the Board of Directors. The maximum number of shares available for issuance under the Plan, prior to the amendment described in this proposal, is 800,000 shares. Currently, options to acquire only 136,000 shares remain available for issuance under the Plan. On March 17, 2000, the Board of Directors adopted a resolution amending the Plan to increase the shares available for issuance by an additional 800,000 shares to 1,600,000 shares in the aggregate. The Board determined that such increase was essential to continue to meet the Plan's stated goals described above.

         The amendment to the Plan makes no changes to the Plan other than increasing the number of shares for which options may be granted from 800,000 to 1,600,000.

         In 1999, no options were granted under the Plan to any executive officer. Options to acquire 137,500 shares were granted under the Plan to all other employees of the Company as a group in 1999.

         An affirmative vote of the holders of a majority of the issued and outstanding shares of common stock present at the meeting in person or by proxy and entitled to vote is required for the adoption of the Amendment.

              The Board of Directors recommends a vote FOR approval
                         of the Amendment to the Plan.

                 RELATIONSHIP WITH INDEPENDENT PUBLIC AUDITORS

         Rubin, Brown, Gornstein & Co. LLP was the Company's independent auditor for the year ended December 31, 1999 and has been selected as its independent auditor for 2000. A representative of Rubin, Brown, Gornstein & Co. LLP is expected to attend the annual meeting and will have the opportunity to make statements and respond to appropriate questions from stockholders.

                                 ANNUAL REPORT

         The Annual Report of the Company for 1999 accompanies this notice.

                      FUTURE PROPOSALS OF SECURITY HOLDERS

         Any stockholder who intends to submit a proposal for consideration at the 2001 annual meeting of stockholders pursuant to the applicable rules of the Securities and Exchange Commission must send the proposal to reach the Company's Corporate Secretary by December 14, 2000. Proposals should be addressed to:
Rebecca M. Braddock, Secretary, Siboney Corporation, P.O. Box 16184, St. Louis, Missouri 63105.

                                 MISCELLANEOUS

         The Company will pay the cost of soliciting proxies. In addition to solicitation by use of the mails, certain officers and regular employees of the Company may solicit the return of proxies by telephone, telegram or personal interview and may request brokerage houses and custodians, nominees and fiduciaries to forward soliciting material to their principals and will reimburse them for their reasonable out-of-pocket expenses.

         Stockholders are urged to mark, sign, date and send in their proxies without delay.

                                 OTHER BUSINESS

         The Board of Directors knows of no business to be brought before the annual meeting other than as set forth above. If other matters properly come before the meeting, it is the intention of the persons named in the solicited proxy to vote the proxy on such matters in accordance with their judgment.


         A copy of the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (including related financial statements and schedules) is available to stockholders, without charge, upon written request to the Secretary, Siboney Corporation, P.O. Box 16184, St. Louis, Missouri 63105.

                                             BY ORDER OF THE BOARD OF DIRECTORS

                                             Rebecca M. Braddock, Secretary

Saint Louis, Missouri
April 12, 2000

                              SIBONEY CORPORATION
                           Annual Meeting to be held

                                  May 16, 2000
                                   11:00 a.m.
                               The Daniele Hotel
                             216 N. Meramec Avenue
                              St. Louis, MO 63105

                                   IMPORTANT
                                   ---------

--------------------------------------------------------------------------------

         YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE POSTPAID ENVELOPE PROVIDED.

         A MAJORITY IS REQUIRED BY LAW. THEREFORE, NO MATTER HOW MANY SHARES YOU OWN, IT IS IMPORTANT THAT YOU VOTE SO THAT YOUR COMPANY CAN SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO STOCKHOLDERS WHO HAVE NOT RESPONDED.
--------------------------------------------------------------------------------

    Please detach here and return this proxy in the enclosed reply envelope.

         The undersigned hereby acknowledges receipt of copies of the Company's Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 12, 2000, and the Annual Report of the Company for 1999.


Date               , 2000
     --------------        -------------------------   -------------------------
                           Signature of Stockholder    Signature if held jointly

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                                PLEASE SIGN, DATE AND RETURN THE
                                                PROXY CARD PROMPTLY USING THE
                                                ENCLOSED ENVELOPE.


Please check your address and zip code and note any corrections on the address label.

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE


--------------------------------------------------------------------------------

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                              SIBONEY CORPORATION
                       2000 ANNUAL STOCKHOLDERS' MEETING

       The undersigned stockholder of SIBONEY CORPORATION, a Maryland corporation, hereby appoints Timothy J. Tegeler and Rebecca M. Braddock, or either of them, with full power of substitution, the true and lawful attorney and proxy of the undersigned, to represent the undersigned at the annual meeting of the stockholders of SIBONEY CORPORATION, to be held at The Daniele Hotel, 216
N. Meramec Avenue, St. Louis, Missouri 63105, on Tuesday, May 16, 2000, at 11:00 a.m., and at any adjournment thereof, and to vote, according to the number of votes the undersigned would be entitled to vote if personally present, upon the following matters:

1.   ELECTION OF DIRECTORS                [   ]  WITHHOLD AUTHORITY
     [  ]  FOR all nominees listed               to vote for all nominees listed
           below                                 below



       Rebecca M. Braddock, Alan G. Johnson, Thomas G. Keeton, Ernest R. Marx and Timothy J. Tegeler

       INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee's name on the line provided below.

--------------------------------------------------------------------------------

2. APPROVAL OF AMENDMENT TO THE SIBONEY CORPORATION 1997 INCENTIVE STOCK OPTION PLAN AS DESCRIBED IN THE PROXY STATEMENT

     [   ]    FOR             [   ]    AGAINST             [   ]    ABSTAIN

3. In their discretion with respect to the transaction of such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 & 2.